                     CAPITAL MARKETS ASSURANCE CORPORATION

                              FINANCIAL STATEMENTS

                                 JUNE 30, 1996

                                  (Unaudited)

                     Capital Markets Assurance Corporation
                                 Balance Sheets
                             (Dollars in thousands)


                                     ASSETS

                                                                     June 30, 1996      December 31, 1995
                                                                      (Unaudited)
- ---------------------------------------------------------------------------------------------------------
Investments:
Bonds at fair value (amortized cost $282,241 at June 30,
1996 and $210,651 at December 31, 1995)                              $    280,706                 215,706
Short-term investments (at amortized cost which
approximates fair value)                                                   15,664                  68,646
- ---------------------------------------------------------------------------------------------------------
   Total investments                                                      296,370                 284,352
- ---------------------------------------------------------------------------------------------------------
Cash                                                                          459                     344
Accrued investment income                                                   3,715                   3,136
Deferred acquisition costs                                                 39,904                  35,162
Premiums receivable                                                         3,232                   3,540
Prepaid reinsurance                                                        16,175                  13,171
Other assets                                                                3,537                   3,428
- ---------------------------------------------------------------------------------------------------------
   Total assets                                                      $    363,392                 343,133
=========================================================================================================
                      LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Unearned premiums                                                    $     56,743                  45,767
Reserve for losses and loss adjustment expenses                             8,369                   6,548
Ceded reinsurance                                                           2,395                   2,469
Accounts payable and other accrued expenses                                 9,582                  10,844
Current income taxes                                                          278                     136
Deferred income taxes                                                      12,145                  11,303
- ---------------------------------------------------------------------------------------------------------

   Total liabilities                                                       89,512                  77,067
- ---------------------------------------------------------------------------------------------------------
Stockholder's Equity:
Common stock                                                               15,000                  15,000
Additional paid-in capital                                                208,475                 205,808
Unrealized (depreciation) appreciation on investments,
net of tax                                                                  (998)                   3,286
Retained earnings                                                          51,403                  41,972
- ---------------------------------------------------------------------------------------------------------
   Total stockholder's equity                                             273,880                 266,066
- ---------------------------------------------------------------------------------------------------------
   Total liabilities and stockholder's equity                        $    363,392                 343,133
=========================================================================================================

                See accompanying notes to financial statements.

                     Capital Markets Assurance Corporation
                              Statements of Income
                                  (Unaudited)
                             (Dollars in thousands)

                                                              Three Months Ended          Six Months Ended
                                                                   June 30                    June 30
                                                                1996         1995          1996          1995
- -------------------------------------------------------------------------------------------------------------------
Revenues:
Direct premiums written                                     $    18,622      16,000        32,777         32,838
Assumed premiums written                                            150         669         1,024            823
Ceded premiums written                                           (5,103)     (2,553)       (7,013)        (5,646)
- -------------------------------------------------------------------------------------------------------------------
   Net premiums written                                          13,669      14,116        26,788         28,015
Increase in unearned premiums                                    (3,681)     (6,813)       (7,972)       (13,611)
- -------------------------------------------------------------------------------------------------------------------
   Net premiums earned                                            9,988       7,303        18,816         14,404
Net investment income                                             4,112       2,956         7,989          5,593
Net realized capital gains                                           19          20           168             85
Other income                                                         25          12            79             24
- -------------------------------------------------------------------------------------------------------------------
   Total revenues                                                14,144      10,291        27,052         20,106
- -------------------------------------------------------------------------------------------------------------------

Expenses:
Losses and loss adjustment expenses                               1,109         762         2,184          1,458
Underwriting and operating expenses                               3,385       3,638         7,362          7,376
Policy acquisition costs                                          2,059       1,734         4,123          3,459
- -------------------------------------------------------------------------------------------------------------------
   Total expenses                                                 6,553       6,134        13,669         12,293

- -------------------------------------------------------------------------------------------------------------------
   Income before income taxes                                     7,591       4,157        13,383          7,813
- -------------------------------------------------------------------------------------------------------------------

Income Taxes:
Current federal income tax                                        1,316         344         1,981            664
Deferred federal income tax                                       1,148         457         1,971            976
- -------------------------------------------------------------------------------------------------------------------
   Total income taxes                                             2,464         801         3,952          1,640
- -------------------------------------------------------------------------------------------------------------------

   NET INCOME                                               $     5,127       3,356         9,431          6,173
===================================================================================================================

                See accompanying notes to financial statements.

                     Capital Markets Assurance Corporation
                       Statement of Stockholder's Equity
                                  (Unaudited)
                             (Dollars in thousands)



                                                        Six Months Ended
                                                           June 30, 1996

Common stock:
Balance at beginning of period                                $   15,000
- ---------------------------------------------------------------------------
   Balance at end of period                                       15,000
- ---------------------------------------------------------------------------

Additional paid-in capital:
Balance at beginning of period                                   205,808
Capital contribution                                               2,667
- ---------------------------------------------------------------------------
   Balance at end of period                                      208,475

Unrealized (depreciation) appreciation
on investments, net of tax:
Balance at beginning of period                                     3,286
Unrealized depreciation on investments                            (4,284)
- ---------------------------------------------------------------------------
   Balance at end of period                                         (998)
- ---------------------------------------------------------------------------


Retained earnings:
Balance at beginning of period                                    41,972
Net income                                                         9,431

- ---------------------------------------------------------------------------
   Balance at end of period                                       51,403
- ---------------------------------------------------------------------------

   Total stockholder's equity                                 $  273,880
===========================================================================


                See accompanying notes to financial statements.

                     Capital Markets Assurance Corporation
                            Statements of Cash Flows
                                  (Unaudited)
                             (Dollars in thousands)


                                                                     Six Months Ended      Six Months Ended
                                                                        June 30, 1996         June 30, 1995
- -------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                                              $       9,431                 6,173
- -------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net income to net
cash provided (used) by operating activities:
   Reserve for losses and loss adjustment expenses                              1,821                 1,458
   Unearned premiums                                                           10,977                15,463
   Deferred acquisition costs                                                  (4,742)               (5,428)
   Premiums receivable                                                            308                (3,603)
   Accrued investment income                                                     (579)                 (290)
   Income taxes payable                                                         2,113                 1,123
   Net realized capital gains                                                    (168)                  (85)
   Accounts payable and other accrued expenses                                  2,581                 6,408
   Prepaid reinsurance                                                         (3,004)               (1,852)
   Other, net                                                                    (183)                  692
- -------------------------------------------------------------------------------------------------------------
         Total adjustments                                                      9,124                13,886
- -------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                  18,555                20,059
- -------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
Purchases of investments                                                     (121,115)              (53,597)
Proceeds from sale of investments                                              19,875                 7,829
Proceeds from maturities of investments                                        82,800                25,874
- -------------------------------------------------------------------------------------------------------------
   Net cash used in investing activities                                      (18,440)              (19,894)
- -------------------------------------------------------------------------------------------------------------
Net increase in cash                                                              115                   165

Cash balance at beginning of period                                               344                    85
- -------------------------------------------------------------------------------------------------------------
   Cash balance at end of period                                        $         459                   250
=============================================================================================================
Supplemental disclosures of cash flow
information:
Income taxes paid                                                       $       1,725                   150
Tax and loss bonds purchased                                            $         112                    18
=============================================================================================================

                See accompanying notes to financial statements.

                     Capital Markets Assurance Corporation
                    Notes to Unaudited Financial Statements
                                 June 30, 1996


1.       Background

         Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is a wholly-owned subsidiary of CapMAC Holdings Inc. ("Holdings"). CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guaranty reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

         CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., and Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2.       Basis of Presentation

         CapMAC's unaudited interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments necessary for a fair presentation of the CapMAC's financial condition, results of operations and cash flows for the periods presented. The results of operations for the six months ended June 30, 1996 may not be indicative of the results that may be expected for the full year ending December 31, 1996. These financial statements and notes should be read in conjunction with the financial statements and notes included in the audited financial statements of CapMAC as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995.

3.       Reclassifications

         Certain prior period balances have been reclassified to conform to the current period presentation.